EXHIBIT 32.1
CEO CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES — OXLEY ACT OF 2002
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended June 30, 2007 of Cinemark, Inc. (the “Issuer”).
I, Alan Stock, the Chief Executive Officer of Issuer certify that to the best of my knowledge:
(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Dated: August 13, 2007

/s/ Alan Stock Alan Stock
Chief Executive Officer
Subscribed and sworn to before me this 13th day of August 2007.

/s/ Carol Waldman Name: Carol Waldman
Title: Notary Public
My commission expires: 06/07/08
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.